COMMITMENTS AND CONTINGENCIES (Details 2) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Other Commitments
Purchase Obligation	$ 1,200
Liabilities for uncertain tax positions	4,800
Liabilities expected to be due in less than one year	1,300
Letters of Credit
Contractual obligations
Certificates of deposit maintained in connection with certain of letters of credit	500	$ 600
Total	465
Thereafter	465
Other Long-Term Liabilities
Other Commitments
Purchase Obligation	$ 1,300